Exhibit 99.2

OMNIBUS AMENDMENT TO CANADIAN LOAN DOCUMENTS

THIS OMNIBUS AMENDMENT TO CANADIAN LOAN DOCUMENTS, dated as of April 26, 2012 (this “Amendment”), by and among ASSOCIATED MATERIALS CANADA LIMITED, an Ontario corporation (“Associated”), GENTEK CANADA HOLDINGS LIMITED, an Ontario corporation (“Gentek”) and GENTEK BUILDING PRODUCTS LIMITED PARTNERSHIP, an Ontario limited partnership (“LP” and together with Associated and Gentek, the “Canadian Grantors”), by its general partner, Gentek, and UBS AG, CANADA BRANCH, as Canadian Collateral Agent (the “Canadian Collateral Agent”).

WHEREAS, the Canadian Grantors and the Canadian Collateral Agent are parties to (a) the Canadian Security Agreement dated as of October 13, 2010 (as in effect from time to time prior to the date hereof, the “Existing Canadian Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Canadian Security Agreement), (b) the Canadian Pledge Agreement dated as of October 13, 2010 (as in effect from time to time prior to the date hereof, the “Existing Canadian Pledge Agreement”); and (c) the Canadian Guarantee dated as of October 13, 2010 (as in effect from time to time prior to the date hereof, the “Existing Canadian Guarantee”);

WHEREAS, LP and the Canadian Collateral Agent are parties to the Canadian Intellectual Property Security Agreement dated as of October 13, 2010 (as in effect from time to time prior to the date hereof, the “Existing Canadian IP Security Agreement”; and together with the Existing Canadian Security Agreement, the Existing Canadian Pledge Agreement and the Existing Canadian Guarantee, the “Existing Canadian Loan Documents”);

WHEREAS, AMH INTERMEDIATE HOLDINGS CORP. (f/k/a Carey Intermediate Holdings Corp.), a Delaware corporation (“Holdings”), ASSOCIATED MATERIALS, LLC, a Delaware limited liability company (the “Company”), and the other Borrowers party thereto, UBS AG, STAMFORD BRANCH, as US Administrative Agent and US Collateral Agent, UBS AG, CANADA BRANCH, as Canadian Administrative Agent (the “Canadian Administrative Agent”) and Canadian Collateral Agent, and the other parties thereto are party to that certain Revolving Credit Agreement, dated as of October 13, 2010 (the “Credit Agreement”);

WHEREAS, pursuant to that certain Amendment No. 1 to Revolving Credit Agreement and US Security Agreement dated as of April 26, 2012 (the “Credit Agreement Amendment”) among Holdings, the Borrowers, the lenders party thereto (the “Lenders”), the Canadian Administrative Agent and the other parties thereto, the Canadian Administrative Agent and the Lenders have agreed to certain reallocations of the Revolving Credit Commitments (as defined in the Credit Agreement) upon the terms and subject to the conditions set forth therein; and

WHEREAS, it is a condition precedent to the obligation of the Lenders under the Credit Agreement Amendment that the Canadian Grantors shall have executed and delivered this Amendment, which Amendment amends the Existing Canadian Loan Documents;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, each Canadian Grantor hereby agrees with the Canadian Collateral Agent to amend the Existing Canadian Loan Documents as follows:

Section 1. Amendments.

(a) Section 1.1(c) of the Existing Canadian Security Agreement is hereby amended by adding in appropriate alphabetical order the definition of “Canadian Tranche B Obligations” as follows:

““Canadian Tranche B Obligations” shall mean the collective reference to the due and punctual payment of the principal of and premium, if any, and interest at the applicable rate provided in the Credit Agreement (including interest accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Canadian Tranche B Revolving Credit Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and all other Canadian Obligations of the Canadian Borrowers or any other Canadian Credit party to any of the Secured Parties with respect to the Canadian Tranche B Credit Facility under the Credit Agreement and the other Credit Documents.

(b) Section 5.4 of the Existing Canadian Security Agreement is hereby amended by replacing such Section in its entirety with the following:

“5.4 Application of Proceeds. (a) Subject to the terms of the Intercreditor Agreement and except as expressly provided elsewhere in this Agreement or any other Credit Document, all proceeds received by the Canadian Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral after any Event of Default referred to in Section 11.5 of the Credit Agreement with respect to the Borrowers or an acceleration of Loans and termination of the Revolving Credit Commitments pursuant to Section 11 of the Credit Agreement shall be applied as follows:

(i) FIRST, to the payment of all reasonable and documented out-of-pocket costs and expenses incurred by the Canadian Collateral Agent and Canadian Administrative Agent in connection with such sale, collection or realization or otherwise in connection with this Agreement, the other Canadian Security Documents or any of the Canadian Obligations, including all court costs and the reasonable and documented fees and expenses of its agents and legal counsel, the repayment of all advances made by the Canadian Collateral Agent hereunder or under any other Canadian Security Document on behalf of any Canadian Grantor and any other reasonable and documented out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Canadian Security Document;

(ii) SECOND, to the Secured Parties, an amount equal to all Canadian Obligations (other than Cash Management Obligations of a Canadian Grantor under a Secured Cash Management Agreement, all Hedging Obligations of a Canadian Grantor under each Secured Hedging Agreement and all Canadian Tranche B Obligations) owing to them on the date of any such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof;

(iii) THIRD, to the Secured Parties, an amount equal to all Canadian Tranche B Obligations owing to them on the date of any such distribution, and, if such moneys shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof;

(iv) FOURTH, to the Secured Parties, an amount equal to all Cash Management Obligations of a Canadian Grantor under each Secured Cash Management Agreement and all Hedging Obligations of a Canadian Grantor under each Secured Hedging Agreement owing to them on the date of any such distribution, and, if such money shall be insufficient to pay such amounts in full, then ratably (without priority of any one over any other) to such Secured Parties in proportion to the unpaid amounts thereof; and

(v) FIFTH, any surplus then remaining shall be paid to the Canadian Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b) Upon any sale of the Collateral by the Canadian Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Canadian Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Canadian Collateral Agent or such officer or be answerable in any way for the misapplication thereof.”

(c) Each reference in an Existing Canadian Loan Document to “this Agreement”, the “Credit Agreement”, the “Canadian Guarantee”, the “Canadian Security Agreement”, the “IP Security Agreement”, the “Intellectual Property Security Agreement”, the “Deposit Account Control Agreement” or the “Securities Account Control Agreement” shall mean each such agreement, as amended, modified, extended, restated, amended and restated, replaced or supplemented from time to time.

Section 2. Conditions to Effectiveness of Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall become effective only upon the satisfaction of the conditions precedent contained in Section 6 of the Credit Agreement Amendment. Except as modified by this Amendment, the Existing Canadian Loan Documents remain unamended and in full force and effect.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission (i.e. a “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

Section 7. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

Section 8. Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ASSOCIATED MATERIALS CANADA LIMITED, as a Canadian Grantor

By:	/s/ David Brown
Name: David Brown
Title: President, Secretary

GENTEK CANADA HOLDINGS LIMITED, as
a Canadian Grantor

By:	/s/ Paul Morrisroe
Name: Paul Morrisroe
Title: Senior Vice President, Chief Financial
Officer and Secretary

GENTEK BUILDING PRODUCTS LIMITED
PARTNERSHIP, by its general partner
GENTEK CANADA HOLDINGS LIMITED, as
a Canadian Grantor

By:	/s/ Paul Morrisroe
Name: Paul Morrisroe
Title: Senior Vice President, Chief Financial
Officer and Secretary

Signature page – Omnibus Amendment to Canadian Loan Documents

UBS AG CANADA BRANCH,
as the Canadian Collateral Agent

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director Banking Products Services, US

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

Signature page – Omnibus Amendment to Canadian Loan Documents